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           HARTFORD SELECT LEADERS OUTLOOK (SERIES I, IR AND II)
                          SEPARATE ACCOUNT THREE
               HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                           FILE NO. 333-102628

  SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

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           SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in the Highlights Section of your prospectus:

Section I.(b) ("Initial Investment") is revised to reflect that the minimum initial investment is $10,000.

Section I.(c) ("Is the Fixed Accumulation Feature Available?") is revised to reflect that the Fixed Accumulation Feature is currently not available.

The following corrects the disclosure in the Section 7 ("State Variations") section of your prospectus:

   - ALABAMA -- We will accept subsequent Premium Payments only during the first three Contract Years.

   - CALIFORNIA -- Initial Premium Payments will be invested in the Money Market Sub-Account.

   - OREGON -- We will accept subsequent Premium Payments only during the first six Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are six months or longer. You may not choose a fixed dollar amount Annuity Payout.

   - MASSACHUSETTS -- We will accept subsequent Premium Payments only until the Annuitants 66th birthday or the sixth Contract Anniversary, whichever is later.

   - PENNSYLVANIA -- You may not choose a fixed dollar amount Annuity Payout.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5316